SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2003

STEINWAY MUSICAL INSTRUMENTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11911	35-1910745
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 South Street, Suite 305, Waltham, Massachusetts 02453
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(781) 894-9770

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 28, 2003, Steinway Musical Instruments, Inc. issued a press release announcing its earnings for the quarter and nine months ended September 27, 2003.  The press release is attached hereto as Exhibit 99.1.

The following exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Press release dated October 28, 2003 regarding Steinway Musical Instruments, Inc.’s results for the quarter and nine months ended September 27, 2003.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 28, 2003	STEINWAY MUSICAL INSTRUMENTS, INC.

	By:	/s/ Dana D. Messina

Name: Dana D. Messina
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated October 28, 2003 regarding Steinway Musical Instruments, Inc.’s results for the quarter and nine months ended September 27, 2003.